INDEPENDENT AUDITOR'S CONSENT



We consent to the  incorporation  by reference  in  Registration  Statement  No.
333-3520 of Wells Financial Corp. on Form S-8 (filed with the Securities and Exchange Commission on April 12, 1996) of our report, dated January 29, 2004, included in and incorporated by reference in the Annual Report on Form 10-KSB of Wells Financial Corp. for the year ended December 31, 2003.


                                                /s/McGladry & Pullen, LLP


Rochester, Minnesota
March 17, 2004